AMENDMENT TO
                                EXECUTIVE SALARY
                             CONTINUATION AGREEMENT


         This Amendment (the "Amendment") to the Executive Salary Continuation Agreement (the "Continuation Agreement") is made and entered as of this 21st day of May, 2001 by and among JAMES R. LAUFFER (the "Executive"), FIRST NATIONAL BANK OF HERMINIE, a national banking association ("FNH Bank"), FNH CORPORATION, a Pennsylvania corporation and the parent corporation of FNH Bank ("FNH"), PROMISTAR FINANCIAL CORPORATION, a Pennsylvania corporation ("Promistar") and PROMISTAR BANK, a national banking association ("Promistar Bank");

         WHEREAS, Promistar and FNH are parties to an Agreement and Plan of Reorganization dated as of February 24, 2001 (the "Merger Agreement"), which contemplates that FNH would merge with and into Promistar and FNH Bank would merge with and into Promistar Bank (collectively, the "Mergers");

         WHEREAS, the parties to this Amendment are parties to an Employment and Severance Agreement dated as of the date hereof (the "Employment and Severance Agreement") which will be effective as of the Effective Time (as defined in the Merger Agreement) and contemplates an amendment to the Continuation Agreement; and

         WHEREAS, the parties hereby intend to evidence the amendment to the Continuation Agreement contemplated by the Employment and Severance Agreement.

         NOW, THEREFORE, in consideration of the mutual promises set forth in the Employment and Severance Agreement and as hereinafter set forth, the parties hereto agree as follows:

1.  TERMINATION OF THIS AMENDMENT TO THE CONTINUATION AGREEMENT.

         If the Effective Time does not occur, this Amendment to the Continuation Agreement shall be without force and effect and shall be terminated in its entirety without action by any party upon termination of the Merger Agreement. Without limiting the generality of the foregoing, if the Effective Time does not occur, the Mergers will not occur, the Executive shall retain all rights he has or may have with respect to FNH Bank under the Continuation Agreement and neither Promistar nor Promistar Bank will have any obligations to the Executive under this Amendment to Continuation Agreement.

2.  AMENDMENT TO SECTION IV OF CONTINUATION AGREEMENT.

         Section IV of the Continuation Agreement is hereby amended to add the following sentences at the end thereof to read as follows:

         "Provided further, if, at or before the time of the consummation of the merger of the Bank with and into Promistar Bank, the shareholders of FNH Corporation, a Pennsylvania corporation and the parent corporation of the Bank ("FNH"), approve the elimination of offsets under Section IV of this Executive Salary Continuation Agreement as contemplated under Section 6 of that certain Employment and Severance Agreement by and among the Executive, the Bank, FNH, Promistar and Promistar Bank dated as of May __, 2001, (i) the second sentence of this Section IV shall no longer have any force and effect, (ii) there shall be no offset to the benefit determined under the first sentence of this Section IV and (iii) an amount equal to the present value of the amounts due under this
Section IV shall be deposited in a grantor trust held by an institutional trustee with trust powers."

2  EFFECT ON OTHER PROVISIONS OF THE CONTINUATION AGREEMENT.

         Except as amended in this Amendment to Continuation Agreement, each other provision of the Continuation Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to Executive Salary Continuation Agreement to be executed and delivered as of the date first above written.


WITNESS:                                     EXECUTIVE

/s/ Sharon Migliozzi                        /s/ James R. Lauffer
-------------------------------             ------------------------------
                                                  James R. Lauffer



ATTEST:                                  FIRST NATIONAL BANK OF HERMINIE

/s/ Anthony P. Zello, Jr.
-------------------------------             BY /s/ V. David Lavella
                                               ------------------------------
                                            Title: Secretary of Board


ATTEST:                                  FNH CORPORATION

/s/ Anthony P. Zello, Jr.
-------------------------------             BY /s/ Jay A. Miller
                                               ------------------------------
                                            Title: Director

ATTEST:                                  PROMISTAR FINANCIAL CORPORATION

/s/ Janet E. Gillen
-------------------------------             BY /s/ John H. Anderson
Assistant Secretary                            ------------------------------
                                            Title: Chairman & CEO



ATTEST:                                  PROMISTAR BANK

/s/ Janet E. Gillen
-------------------------------             BY /s/ Steven C. Ackmann
Assistant Secretary                            ------------------------------
                                            Title: Chairman, President & C.O.O.